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                    THIRD AMENDMENT TO RESTRUCTURE AGREEMENT

         THIS THIRD AMENDMENT is made as of the 12th day of May, 2003 by and among PALISADE CONCENTRATED EQUITY PARTNERSHIP, L.P. ("Palisade"), DEAN J. YIMOYINES ("Dr. Yimoyines") and OPTICARE HEALTH SYSTEMS, INC. ("OptiCare").

                               W I T N E S S E T H

         WHEREAS, OptiCare, Palisade and Dr. Yimoyines entered into a certain Restructure Agreement dated the 17th day of December 2001, amended pursuant to a First Amendment to Restructure Agreement dated as of the 5th day of January 2002 and a Second Amendment to Restructuring Agreement dated as of 22nd day of January 2002 (collectively, the "Restructure Agreement"), which provided, among other things, for the restructuring of OptiCare's debt and capitalization;

         WHEREAS, Section 4.B.1(g) of the Restructure Agreement provides that OptiCare shall not make any payments in excess of $50,000 without the written consent of Palisade; and

         WHEREAS, OptiCare, Palisade and Dr. Yimoyines desire to provide OptiCare with greater operating flexibility than that afforded by Section 4.B.1(g) of the Restructure Agreement. This Amendment is made to provide OptiCare with such greater operating flexibility.

         NOW, THEREFORE, the parties hereto agree to amend the Restructure Agreement as follows:

         1. Paragraph 4.B.1(g) is hereby amended and restated in its entirety as follows:

                  "OptiCare shall not authorize and shall not permit any of its subsidiaries to make any payment in excess of $250,000 (other than payments made in the ordinary course of business) unless such payment has been duly authorized by the Board of Directors of OptiCare."

         2. Except as amended hereunder, the rights, privileges, duties and obligations of the parties under the Restructure Agreement shall remain unchanged and in full force and effect.

         3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF the parties hereto have executed this AMENDMENT as of the day and year first written above.

Signed, Sealed and Delivered         PALISADE CONCENTRATED EQUITY
in the Presence of:                  PARTNERSHIP, L.P.

                                     By: Palisade Concentrated Holdings LLC,
                                         its General Partner

                                     By: /s/ Eric J. Bertrand
---------------------------------        -----------------------------------
                                     Name: Eric J. Bertrand
                                     Title: Member

                                     /s/ Dean J. Yimoyines
---------------------------------    ---------------------------------------
                                     Dean J. Yimoyines


                                     OPTICARE HEALTH SYSTEMS, INC.

                                     By: /s/ Dean J. Yimoyines
---------------------------------        -----------------------------------
                                     Name: Dean J. Yimoyines, M.D.
                                     Title: CEO